Legal Entity Name	State of Formation
12TH* STREET RESIDENTIAL, LTD.	TX
77 HUDSON STREET JOINT DEVELOPMENT, L.L.C.	DE
AG/Hov Delray Holdings, L.L.C.	DE
AG/Hov Delray, L.L.C.	DE
Auddie Enterprises, L.L.C.	NJ
BRIGHTBEACH DEVELOPMENT, LTD.	TX
BRIGHTCHASE, LTD.	TX
BRIGHTON HOMES AT WALDEN, LTD.	TX
Builder Services NJ, L.L.C.	NJ
Builder Services NY, L.L.C.	NY
Builder Services PA, L.L.C.	PA
COBBLESTONE SQUARE DEVELOPMENT, L.L.C.	VA
Dulles Coppermine, L.L.C.	VA
EASTERN TITLE AGENCY, INC.	NJ
F&W MECHANICAL SERVICES, L.L.C.	NJ
FIRST MORTGAGE LENDERS OF FLORIDA, L.L.C.	FL
Founders Title Agency of Maryland, L.L.C.	MD
FOUNDERS TITLE AGENCY, INC.	VA
Governor's Abstract Co., Inc.	PA
HERITAGE PINES, L.L.C.	NC
HEXTER-FAIR LAND TITLE COMPANY I, INC.	TX
Homebuyers Financial Services, L.L.C.	MD
HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.	FL
Hovnanian Enterprises, Inc. (PARENT COMPANY)	DE
Hovnanian Land Investment Group of California, L.L.C.	CA
HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.	FL
Hovnanian Land Investment Group of Georgia, L.L.C.	GA
Hovnanian Land Investment Group of Maryland, L.L.C.	MD
Hovnanian Land Investment Group of New Jersey, L.L.C.	NJ
Hovnanian Land Investment Group of North Carolina, L.L.C.	NC
Hovnanian Land Investment Group of Pennsylvania, L.L.C.	PA
Hovnanian Land Investment Group of Texas LLC	TX
Hovnanian Land Investment Group of Virginia, L.L.C.	VA
Hovnanian Land Investment Group, L.L.C.	MD
HovSite Catalina LLC	DE
HovSite Churchill Club LLC	DE
HovSite Cider Grove LLC	DE

HovSite Firenze LLC	DE
HovSite Florida Holdings LLC	DE
HovSite Greenwood Manor LLC	DE
HovSite Holdings LLC	DE
HovSite Hunt Club LLC	DE
HovSite Illinois Holdings LLC	DE
HovSite Irish Prairie LLC	DE
HovSite Liberty Lakes LLC	DE
HovSite Monteverde 1 & 2 LLC	DE
HovSite Monteverde 3 & 4 LLC	DE
HovSite Providence LLC	DE
HovSite Southampton LLC	DE
HovWest Land Acquisition, LLC	DE
JAEGER ROAD 530, L.L.C.	CA
K. H. San Marcos Conservancy Holdings, L.L.C.	CA
K. HOV INTERNATIONAL, INC.	NJ
K. HOV IP, II, Inc.	CA
K. HOV IP, INC.	CA
K. HOVNANIAN 77 HUDSON STREET INVESTMENTS, L.L.C.	NJ
K. Hovnanian Acquisitions, Inc.	NJ
K. HOVNANIAN AMERICAN MORTGAGE, L.L.C.	NJ
K. Hovnanian at 4S, LLC	CA
K. HOVNANIAN AT 77 HUDSON STREET URBAN RENEWAL COMPANY, L.L.C.	NJ
K. Hovnanian at Acqua Vista, LLC	CA
K. Hovnanian at Aliso, LLC	CA
K. Hovnanian at Allenberry, L.L.C.	PA
K. Hovnanian at Allentown, L.L.C.	PA
K. Hovnanian at Almond Estates, LLC	CA
K. Hovnanian at Arbor Heights, LLC	CA
K. HOVNANIAN AT AVENUE ONE, L.L.C.	CA
K. Hovnanian at Bakersfield 463, L.L.C.	CA
K. Hovnanian at Barnegat I, L.L.C.	NJ
K. Hovnanian at Barnegat II, L.L.C.	NJ
K. Hovnanian at Bella Lago, LLC	CA
K. Hovnanian at Berkeley, L.L.C.	NJ
K. Hovnanian at Bernards IV, Inc.	NJ
K. Hovnanian at Bernards V, L.L.C.	DE
K. Hovnanian at Blue Heron Pines, L.L.C.	NJ
K. Hovnanian at Bridgeport, Inc.	CA
K. Hovnanian at Bridgewater I, L.L.C.	NJ
K. Hovnanian at Bridgewater VI, Inc.	NJ
K. Hovnanian at Broad and Walnut, L.L.C.	PA
K. Hovnanian at Calabria, Inc.	CA
K. Hovnanian at Camden I, L.L.C.	NJ
K. Hovnanian at Cameron Chase, Inc.	VA
K. HOVNANIAN AT CAMP HILL, L.L.C.	PA
K. HOVNANIAN AT CAPISTRANO, L.L.C.	CA

K. Hovnanian at Carmel Del Mar, Inc.	CA
K. Hovnanian at Carmel Village, LLC	CA
K. Hovnanian at Castile, Inc.	CA
K. Hovnanian at Cedar Grove III, L.L.C.	NJ
K. Hovnanian at Cedar Grove IV, L.L.C.	NJ
K. Hovnanian at Chaparral, Inc.	CA
K. Hovnanian at Charter Way, LLC	CA
K. Hovnanian at Chester I, L.L.C.	DE
K. Hovnanian at Chesterfield, L.L.C.	NJ
K. Hovnanian at Cielo, L.L.C.	CA
K. HOVNANIAN AT CLARKSTOWN, INC.	NY
K. Hovnanian at Clifton, L.L.C.	NJ
K. Hovnanian at Coastline, L.L.C.	CA
K. Hovnanian at Cobblestone Square Condominiums, L.L.C.	VA
K. Hovnanian at Cortez Hill, LLC	CA
K. Hovnanian at Cranbury, L.L.C.	NJ
K. Hovnanian at Crestline, Inc.	CA
K. Hovnanian at Curries Woods, L.L.C.	NJ
K. Hovnanian at Delray Beach, L.L.C.	FL
K. Hovnanian at Denville, L.L.C.	NJ
K. Hovnanian at Deptford Township, L.L.C.	NJ
K. Hovnanian at Dominguez Hills, Inc.	CA
K. Hovnanian at Dover, L.L.C.	NJ
K. Hovnanian at Eagle's Point, L.L.C.	VA
K. Hovnanian at East Brandywine, L.L.C.	PA
K. Hovnanian At East Whiteland I, Inc.	PA
K. Hovnanian at Eastlake, LLC	CA
K. Hovnanian at Edgewater II, L.L.C.	NJ
K. Hovnanian at Edgewater, L.L.C.	NJ
K. Hovnanian at Egg Harbor Township II, L.L.C.	NJ
K. Hovnanian at Egg Harbor Township, L.L.C.	NJ
K. Hovnanian at El Dorado Ranch II, L.L.C.	CA
K. Hovnanian at El Dorado Ranch, L.L.C.	CA
K. Hovnanian at Elk Township, L.L.C.	NJ
K. Hovnanian at Encinitas Ranch, LLC	CA
K. Hovnanian at Evergreen, L.L.C.	CA
K. Hovnanian at Ewing, L.L.C.	NJ
K. Hovnanian at Fiddyment Ranch, LLC	CA
K. Hovnanian at Fifth Avenue, L.L.C.	NJ
K. Hovnanian at Florence I, L.L.C.	NJ
K. Hovnanian at Florence II, L.L.C.	NJ
K. Hovnanian at Forest Meadows, L.L.C.	NJ
K. HOVNANIAN AT FORKS TWP. I, L.L.C.	PA
K. Hovnanian at Franklin, L.L.C.	NJ
K. Hovnanian at Freehold Township I, Inc.	NJ
K. Hovnanian at Freehold Township, L.L.C.	NJ
K. Hovnanian at Fresno, LLC	CA
K. Hovnanian at Galloway, L.L.C.	NJ

K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.	CA
K. Hovnanian at Great Notch, L.L.C.	NJ
K. Hovnanian at Gridley, LLC	CA
K. Hovnanian at Guttenberg, L.L.C.	NJ
K. Hovnanian at Hackettstown II, L.L.C.	NJ
K. Hovnanian at Hackettstown, Inc.	NJ
K. Hovnanian at Hamburg Contractors, L.L.C.	NJ
K. Hovnanian at Hamburg, L.L.C.	NJ
K. Hovnanian at Hawthorne, L.L.C.	NJ
K. Hovnanian at Hazlet, L.L.C.	NJ
K. Hovnanian at Hershey's Mill, Inc.	PA
K. HOVNANIAN AT HIGHLAND SHORES, L.L.C.	MN
K. Hovnanian at Highland Vineyards, Inc.	CA
K. Hovnanian at Hilltop, L.L.C.	NJ
K. HOVNANIAN AT HUDSON POINTE, L.L.C.	NJ
K. Hovnanian at Jackson I, L.L.C.	NJ
K. Hovnanian at Jackson, L.L.C.	NJ
K. Hovnanian at Jaeger Ranch, LLC	CA
K. Hovnanian at Jersey City IV, L.L.C.	NJ
K. Hovnanian at Jersey City V Urban Renewal Company, L.L.C.	NJ
K. Hovnanian at Keyport, L.L.C.	NJ
K. Hovnanian at King Farm, L.L.C.	MD
K. Hovnanian at La Costa Greens, L.L.C.	CA
K. Hovnanian at La Costa, LLC	CA
K. Hovnanian at La Habra Knolls, LLC	CA
K. Hovnanian at La Laguna, L.L.C.	CA
K. Hovnanian at La Paz, LLC	CA
K. Hovnanian at La Terraza, Inc.	CA
K. Hovnanian At Lafayette Estates, L.L.C.	NJ
K. Hovnanian at Lake Rancho Viejo, LLC	CA
K. Hovnanian at Lake Ridge Crossing, L.L.C.	VA
K. Hovnanian at Lake Terrapin, L.L.C.	VA
K. Hovnanian at Lakewood, Inc.	NJ
K. Hovnanian at Landmark, LLC	CA
K. Hovnanian at Larkspur, LLC	CA
K. Hovnanian at Lawrence V, L.L.C.	DE
K. Hovnanian at Lee Square, L.L.C.	VA
K. Hovnanian at Linwood, L.L.C.	NJ
K. Hovnanian at Little Egg Harbor Contractors, L.L.C.	NJ
K. Hovnanian at Little Egg Harbor III, L.L.C.	NJ
K. Hovnanian at Little Egg Harbor Township II, L.L.C.	NJ
K. Hovnanian at Little Egg Harbor, L.L.C	NJ
K. Hovnanian at Live Oak II, LLC	CA
K. Hovnanian at Long Branch I, L.L.C.	NJ
K. Hovnanian at Lower Macungie Township I, L.L.C.	PA
K. Hovnanian at Lower Macungie Township II, L.L.C.	PA

K. Hovnanian at Lower Makefield Township I, L.L.C.	PA
K. Hovnanian at Lower Moreland I, L.L.C.	PA
K. Hovnanian at Lower Moreland II, L.L.C.	PA
K. Hovnanian at Lower Moreland III, L.L.C.	PA
K. Hovnanian at Macungie, L.L.C.	PA
K. Hovnanian at Mahwah VI, Inc.	NJ
K. Hovnanian at Malan Park, L.L.C.	CA
K. HOVNANIAN AT MANALAPAN II, L.L.C.	NJ
K. Hovnanian at Manalapan III, L.L.C.	NJ
K. Hovnanian at Manalapan, Inc.	NJ
K. Hovnanian at Mansfield I, L.L.C.	DE
K. Hovnanian at Mansfield II, L.L.C.	DE
K. Hovnanian at Mansfield III, L.L.C.	NJ
K. Hovnanian at Maple Avenue, L.L.C.	NJ
K. Hovnanian at Marlboro Township III, Inc.	NJ
K. Hovnanian at Marlboro Township IV, Inc.	NJ
K. Hovnanian at Marlboro Township IX, L.L.C.	NJ
K. Hovnanian at Marlboro Township V, L.L.C.	NJ
K. Hovnanian at Marlboro Township VIII, L.L.C.	NJ
K. Hovnanian at Marlboro VI, L.L.C.	NJ
K. Hovnanian at Marlboro VII, L.L.C.	NJ
K. Hovnanian at Matsu, L.L.C.	CA
K. Hovnanian at Melanie Meadows, LLC	CA
K. Hovnanian at Mendham Township, L.L.C.	NJ
K. Hovnanian at Menifee, LLC	CA
K. Hovnanian at Middle Township II, L.L.C.	NJ
K. Hovnanian at Middle Township, L.L.C.	NJ
K. Hovnanian at Middletown II, L.L.C.	NJ
K. Hovnanian at Millville I, L.L.C.	NJ
K. Hovnanian at Millville II, L.L.C.	NJ
K. HOVNANIAN AT MONROE II, INC.	NY
K. Hovnanian at Monroe III, L.L.C.	NJ
K. Hovnanian at Monroe IV, L.L.C.	NJ
K. Hovnanian at Monroe NJ, L.L.C.	NJ
K. Hovnanian at Montgomery I, Inc.	PA
K. Hovnanian at Montvale, L.L.C.	NJ
K. Hovnanian at Mosaic, LLC	CA
K. Hovnanian at Mt. Olive Township, L.L.C.	NJ
K. Hovnanian at Muirfield, LLC	CA
K. HOVNANIAN AT NEW BRUNSWICK URBAN RENEWAL, L.L.C.	NJ
K. Hovnanian at New Windsor, L.L.C.	NY
K. Hovnanian at North Bergen. L.L.C.	NJ
K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.	DE
K. Hovnanian at North Caldwell II, L.L.C.	NJ
K. Hovnanian at North Caldwell III, L.L.C.	NJ
K. Hovnanian at North Caldwell, L.L.C.	NJ
K. Hovnanian at North Haledon, L.L.C.	NJ
K. Hovnanian at North Wildwood, L.L.C.	NJ

K. Hovnanian at Northampton, L.L.C.	PA
K. HOVNANIAN AT NORTHERN WESTCHESTER, INC.	NY
K. Hovnanian at Northfield, L.L.C.	NJ
K. Hovnanian at Northlake, Inc.	CA
K. Hovnanian at Ocean Township, Inc	NJ
K. HOVNANIAN AT OCEAN WALK, INC.	CA
K. Hovnanian at Oceanport, L.L.C.	NJ
K. Hovnanian at Old Bridge, L.L.C.	NJ
K. Hovnanian at Olde Orchard, LLC	CA
K. Hovnanian at Pacific Bluffs, LLC	CA
K. Hovnanian at Paramus, L.L.C.	NJ
K. Hovnanian at Park Lane, LLC	CA
K. Hovnanian at Parkside, LLC	CA
K. Hovnanian at Parsippany-Troy Hills, L.L.C.	NJ
K. Hovnanian at Perkiomen I, Inc.	PA
K. Hovnanian at Perkiomen II, Inc.	PA
K. HOVNANIAN AT PHILADELPHIA I, L.L.C.	PA
K. Hovnanian at Philadelphia II, L.L.C.	PA
K. Hovnanian at Philadelphia III, L.L.C.	PA
K. Hovnanian at Philadelphia IV, L.L.C.	PA
K. Hovnanian at Piazza D'Oro, L.L.C.	CA
K. Hovnanian at Piazza Serena, L.L.C	CA
K. Hovnanian at Pittsgrove, L.L.C.	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL II, L.L.C.	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL III, L.L.C.	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL IV, L.L.C.	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VI, L.L.C.	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VII, L.L.C.	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.	NJ
K. Hovnanian at Prado, L.L.C.	CA
K. Hovnanian at Rancho Cristianitos, Inc.	CA
K. Hovnanian at Rancho Santa Margarita, LLC	CA
K. Hovnanian at Randolph I, L.L.C.	NJ
K. HOVNANIAN AT RAPHO, L.L.C	PA
K. Hovnanian at Readington II, L.L.C.	NJ
K. Hovnanian at Red Bank, L.L.C.	NJ
K. Hovnanian at Reservoir Ridge, Inc.	NJ
K. Hovnanian at Ridgemont, L.L.C.	NJ
K. Hovnanian at Ridgestone, L.L.C.	MN
K. Hovnanian at Riverbend, LLC	CA
K. Hovnanian at Rivercrest, LLC	CA
K. Hovnanian at Roderuck, L.L.C.	MD

K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.	CA
K. Hovnanian at Rowland Heights, LLC	CA
K. Hovnanian at Sage, L.L.C.	CA
K. Hovnanian at San Sevaine, Inc.	CA
K. Hovnanian at Santa Nella, LLC	CA
K. Hovnanian at Saratoga, Inc.	CA
K. Hovnanian at Sawmill, Inc.	PA
K. Hovnanian at Sayreville, L.L.C.	NJ
K. HOVNANIAN AT SCOTCH PLAINS II, INC.	NJ
K. Hovnanian at Scotch Plains, L.L.C.	NJ
K. Hovnanian at Sierra Estates, LLC	CA
K. Hovnanian at Silver Spring, L.L.C.	PA
K. Hovnanian at Skye Isle, LLC	CA
K. Hovnanian at Smithville III, L.L.C.	NJ
K. Hovnanian at Smithville, Inc.	NJ
K. Hovnanian at Somers Point, L.L.C.	NJ
K. Hovnanian at South Brunswick, L.L.C.	NJ
K. Hovnanian at Sparta, L.L.C.	NJ
K. HOVNANIAN AT SPRINGCO, L.L.C.	NJ
K. Hovnanian at Stone Canyon, Inc.	CA
K. Hovnanian at Sunsets, LLC	CA
K. Hovnanian at Sycamore, Inc.	CA
K. Hovnanian at Tannery Hill, Inc.	NJ
K. Hovnanian at Teaneck, L.L.C.	NJ
K. Hovnanian at The Bluff, Inc.	NJ
K. Hovnanian at The Crosby, LLC	CA
K. Hovnanian at The Gables, LLC	CA
K. Hovnanian at The Monarch, L.L.C.	NJ
K. Hovnanian at The Preserve, LLC	CA
K. Hovnanian at Thompson Ranch, LLC	CA
K. Hovnanian at Thornbury, Inc.	PA
K. Hovnanian at Tierrasanta, Inc.	CA
K. Hovnanian at Trail Ridge, LLC	CA
K. Hovnanian at Trenton II, L.L.C.	NJ
K. Hovnanian at Trenton Urban Renewal, L.L.C.	NJ
K. Hovnanian at Trenton, L.L.C.	NJ
K. Hovnanian at Trovata, Inc.	CA
K. Hovnanian at Union Township I, Inc.	NJ
K. Hovnanian at Upper Freehold Township I, Inc.	NJ
K. Hovnanian at Upper Freehold Township II, L.L.C.	NJ
K. Hovnanian at Upper Freehold Township III, L.L.C.	NJ
K. Hovnanian at Upper Makefield I, Inc.	PA
K. Hovnanian at Upper Uwchlan II, L.L.C.	PA
K. Hovnanian at Upper Uwchlan, L.L.C.	PA
K. Hovnanian at Vail Ranch, Inc.	CA
K. Hovnanian at Valle Del Sol, LLC	CA

K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.	NJ
K. Hovnanian at Victorville, L.L.C.	CA
K. HOVNANIAN AT VINELAND, L.L.C.	NJ
K. Hovnanian at Vista Del Sol, L.L.C.	CA
K. Hovnanian at Wall Township VI, Inc.	NJ
K. Hovnanian at Wall Township VIII, Inc.	NJ
K. Hovnanian at Wanaque, L.L.C.	DE
K. Hovnanian at Warren Township, L.L.C.	NJ
K. Hovnanian at Washington, L.L.C.	NJ
K. HOVNANIAN AT WASHINGTONVILLE, INC.	NY
K. Hovnanian at Wayne IX, L.L.C.	NJ
K. Hovnanian at Wayne V, Inc.	NJ
K. HOVNANIAN AT WAYNE, VIII, L.L.C.	DE
K. Hovnanian at West Bradford, L.L.C.	PA
K. Hovnanian at West View Estates, L.L.C.	CA
K. Hovnanian at West Windsor, L.L.C.	DE
K. Hovnanian at Westshore, LLC	CA
K. Hovnanian at Wheeler Ranch, LLC	CA
K. Hovnanian at Wildrose, Inc.	CA
K. Hovnanian at Wildwood Bayside, L.L.C.	NJ
K. Hovnanian at Willow Brook, L.L.C.	MD
K. HOVNANIAN AT WINCHESTER, LLC	CA
K. Hovnanian at Woodcreek West, LLC	CA
K. Hovnanian at Woodhill Estates, L.L.C.	NJ
K. Hovnanian at Woolwich I, L.L.C.	NJ
K. Hovnanian Cambridge Homes, L.L.C.	FL
K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.	DE
K. Hovnanian Classics CIP, L.L.C.	NJ
K. Hovnanian Classics, L.L.C.	NJ
K. Hovnanian Communities, Inc.	CA
K. Hovnanian Companies Metro D.C. North, L.L.C.	MD
K. Hovnanian Companies Northeast, Inc.	NJ
K. Hovnanian Companies of California, Inc.	CA
K. HOVNANIAN COMPANIES OF MARYLAND, INC.	MD
K. HOVNANIAN COMPANIES OF NEW YORK, INC.	NY
K. Hovnanian Companies of Pennsylvania, Inc.	PA
K. Hovnanian Companies of Southern California, Inc.	CA
K. Hovnanian Companies of Virginia, Inc.	VA
K. Hovnanian Companies, LLC	CA
K. Hovnanian Connecticut Acquisitions, L.L.C.	CT
K. Hovnanian Construction II, Inc	NJ
K. Hovnanian Construction III, Inc	NJ
K. Hovnanian Construction Management, Inc.	NJ

K. Hovnanian CraftBuilt Homes of South Carolina, L.L.C.	SC
K. Hovnanian Delaware Acquisitions, L.L.C.	DE
K. HOVNANIAN DEVELOPMENTS OF ARIZONA, INC.	AZ
K. Hovnanian Developments of California, Inc.	CA
K. Hovnanian Developments of Connecticut, Inc.	CT
K. HOVNANIAN DEVELOPMENTS OF D.C., INC.	DC
K. HOVNANIAN DEVELOPMENTS OF DELAWARE, INC.	DE
K. Hovnanian Developments of Georgia, Inc.	GA
K. Hovnanian Developments of Illinois, Inc.	IL
K. Hovnanian Developments of Indiana, Inc.	IN
K. Hovnanian Developments of Kentucky, Inc.	KY
K. HOVNANIAN DEVELOPMENTS OF MARYLAND, INC.	MD
K. Hovnanian Developments of Michigan, Inc.	MI
K. Hovnanian Developments of Minnesota, Inc.	MN
K. Hovnanian Developments of New Jersey II, Inc.	CA
K. Hovnanian Developments of New Jersey, Inc.	CA
K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.	NY
K. Hovnanian Developments of North Carolina, Inc.	NC
K. Hovnanian Developments of Ohio, Inc.	OH
K. Hovnanian Developments of Pennsylvania, Inc.	PA
K. Hovnanian Developments of South Carolina, Inc.	SC
K. Hovnanian Developments of Texas, Inc.	TX
K. Hovnanian Developments of Virginia, Inc.	VA
K. Hovnanian Developments of West Virginia, Inc.	WV
K. Hovnanian Eastern Pennsylvania, L.L.C.	PA
K. Hovnanian Enterprises, Inc.	CA
K. HOVNANIAN FIRST HOMES, L.L.C.	FL
K. Hovnanian Florida Realty, L.L.C.	FL
K. Hovnanian Four Seasons @ Historic Virginia, LLC	VA
K. Hovnanian Four Seasons at Gold Hill, LLC	SC
K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, LLC	AZ
K. HOVNANIAN GREAT WESTERN HOMES, LLC	AZ
K. Hovnanian GT Investment, L.L.C.	CA
K. Hovnanian Holdings NJ, L.L.C.	NJ
K. Hovnanian Homes - DFW, L.L.C.	TX
K. Hovnanian Homes at Cameron Station, LLC	VA
K. Hovnanian Homes at Camp Springs, L.L.C.	MD

K. Hovnanian Homes at Fairwood, L.L.C.	MD
K. Hovnanian Homes at Forest Run, L.L.C.	MD
K. Hovnanian Homes at Greenway Farm Park Towns, L.L.C.	MD
K. Hovnanian Homes at Greenway Farm, L.L.C.	MD
K. Hovnanian Homes at Jones Station 1, L.L.C.	MD
K. Hovnanian Homes at Jones Station 2, L.L.C.	MD
K. Hovnanian Homes at Maxwell Place, L.L.C.	MD
K. HOVNANIAN HOMES AT PAYNE STREET, L.L.C.	VA
K. Hovnanian Homes at Primera, L.L.C.	MD
K. Hovnanian Homes at Renaissance Plaza, L.L.C.	MD
K. Hovnanian Homes at Russett, L.L.C.	MD
K. Hovnanian Homes Northern California, Inc.	CA
K. Hovnanian Homes of D.C., L.L.C.	DC
K. HOVNANIAN HOMES OF DELAWARE, L.L.C.	DE
K. Hovnanian Homes of Georgia, L.L.C.	GA
K. Hovnanian Homes of Houston, L.L.C.	TX
K. Hovnanian Homes of Indiana, L.L.C.	IN
K. Hovnanian Homes of Maryland, L.L.C.	MD
K. Hovnanian Homes of Minnesota, L.L.C.	MN
K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.	NC
K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.	PA
K. Hovnanian Homes of South Carolina, LLC	SC
K. Hovnanian Homes of Virginia, Inc.	VA
K. Hovnanian Homes of West Virginia, L.L.C.	WV
K. Hovnanian HovWest Holdings, L.L.C.	DE
K. HOVNANIAN INVESTMENTS, L.L.C.	NJ
K. Hovnanian JV Holdings, L.L.C.	CA
K. Hovnanian JV Services Company, L.L.C.	CA
K. Hovnanian Liberty on Bluff Creek, LLC	MN
K. HOVNANIAN MANALAPAN INVESTMENT, L.L.C.	NJ
K. Hovnanian Minnesota Holdings, LLC	DE
K. Hovnanian Nassau Grove Holdings, L.L.C.	DE
K. Hovnanian North Central Acquisitions, L.L.C.	DE
K. Hovnanian North Jersey Acquisitions, L.L.C.	DE
K. Hovnanian Northeast Services, L.L.C.	NJ
K. Hovnanian of Houston II, L.L.C.	TX
K. Hovnanian Ohio Realty, L.L.C.	OH
K. HOVNANIAN OSTER HOMES, L.L.C.	OH
K. Hovnanian PA Real Estate, Inc.	PA
K. Hovnanian Pennsylvania Acquisitions, L.L.C.	PA
K. HOVNANIAN POLAND, SP .Z.O.O.	INT"L

K. Hovnanian Port Imperial Urban Renewal, Inc.	NJ
K. Hovnanian Properties of Red Bank, Inc.	NJ
K. Hovnanian Shore Acquisitions, L.L.C.	DE
K. Hovnanian South Jersey Acquisitions, L.L.C.	DE
K. Hovnanian Southern New Jersey, L.L.C.	NJ
K. HOVNANIAN STANDING ENTITY, L.L.C.	FL
K. Hovnanian Summit Holdings, L.L.C.	VA
K. Hovnanian Summit Homes of Kentucky, L.L.C.	KY
K. Hovnanian Summit Homes of Michigan, L.L.C.	MI
K. Hovnanian Summit Homes of Pennsylvania, L.L.C.	PA
K. Hovnanian Summit Homes of West Virginia, L.L.C.	WV
K. Hovnanian Summit Homes, L.L.C.	OH
K. Hovnanian T&C Homes at Florida, L.L.C.	FL
K. Hovnanian T&C Homes at Illinois, L.L.C.	IL
K. Hovnanian T&C Homes at Minnesota, L.L.C.	MN
K. HOVNANIAN T&C INVESTMENT, L.L.C.	NJ
K. Hovnanian T&C Management Co., L.L.C.	CA
K. Hovnanian Timbres at Elm Creek, LLC	MN
K. Hovnanian Venture I, L.L.C.	NJ
K. HOVNANIAN WINDWARD HOMES, LLC	FL
K. Hovnanian's Four Seasons at Ashburn Village, L.L.C.	VA
K. Hovnanian's Four Seasons at Bailey's Glenn, L.L.C.	NC
K. HOVNANIAN'S FOUR SEASONS AT BAKERSFIELD, L.L.C.	CA
K. Hovnanian's Four Seasons at Beaumont, LLC	CA
K. HOVNANIAN'S FOUR SEASONS AT CHARLOTTESVILLE, L.L.C.	VA
K. Hovnanian's Four Seasons at Dulles Discovery Condominium, L.L.C.	VA
K. Hovnanian's Four Seasons at Dulles Discovery, L.L.C.	VA
K. Hovnanian's Four Seasons at Hamptonburgh, L.L.C.	NY
K. Hovnanian's Four Seasons at Hemet, LLC	CA
K. Hovnanian's Four Seasons at Huntfield,L.L.C.	WV
K. Hovnanian's Four Seasons at Kent Island Condominiums, L.L.C.	MD
K. Hovnanian's Four Seasons at Kent Island, L.L.C.	MD
K. Hovnanian's Four Seasons at Los Banos, LLC	CA
K. Hovnanian's Four Seasons at Moreno Valley, L.L.C.	CA

K. Hovnanian's Four Seasons at New Kent Vineyards, L.L.C.	VA
K. Hovnanian's Four Seasons at Palm Springs, LLC	CA
K. HOVNANIAN'S FOUR SEASONS AT RENAISSANCE, L.L.C.	NC
K. Hovnanian's Four Seasons at Rush Creek II, LLC	MN
K. Hovnanian's Four Seasons at Rush Creek, L.L.C.	MN
K. Hovnanian's Four Seasons at St. Margarets Landing, L.L.C.	MD
K. Hovnanian's Four Seasons at Vint Hill, L.L.C.	VA
K. Hovnanian's Four Seasons at Westshore, LLC	CA
K. Hovnanian's Four Seasons, LLC	CA
K. Hovnanian's Parkside at Towngate, L.L.C.	CA
K. Hovnanian's Private Home Portfolio, L.L.C.	NJ
KHIP, L.L.C.	NJ
LANDARAMA, INC.	NJ
LAUREL HIGHLANDS, LLC	VA
M & M at Long Branch, Inc	NJ
M&M at Chesterfield, LLC	NJ
M&M AT Copper Beech, L.L.C.	NJ
M&M AT Crescent Court, L.L.C.	NJ
M&M at East Rutherford, L.L.C.	NJ
M&M AT MONROE WOODS, L.L.C.	NJ
M&M AT MORRISTOWN, L.L.C.	NJ
M&M AT SPINNAKER POINTE, L.L.C.	NJ
M&M AT SPRUCE HOLLOW, L.L.C.	NJ
M&M AT SPRUCE RUN, L.L.C.	NJ
M&M at Station Square, L.L.C.	NJ
M&M at Tamarack Hollow, L.L.C.	NJ
M&M AT UNION, L.L.C.	NJ
M&M at West Orange, L.L.C.	NJ
M&M at Wheatena Urban Renewal, L.L.C.	NJ
M&M INVESTMENTS, L.P.	NJ
Matzel & Mumford at Egg Harbor, L.L.C.	NJ
MATZEL & MUMFORD AT MONTGOMERY, L.L.C.	NJ
Matzel & Mumford at South Bound Brook Urban Renewal, L.L.C.	NJ
MCNJ, Inc.	NJ
Midwest Building Products & Contractor Services of Kentucky, L.L.C.	KY
Midwest Building Products & Contractor Services of Michigan, L.L.C.	MI
Midwest Building Products & Contractor Services of Pennsylvania, L.L.C.	PA
Midwest Building Products & Contractor Services of West Virginia, L.L.C.	WV

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.	OH
MILLENNIUM TITLE AGENCY, LTD.	OH
MM-BEACHFRONT NORTH I, L.L.C.	NJ
MM-BEACHFRONT NORTH II, L.L.C.	NJ
MMIP, L.L.C.	NJ
MSHOV HOLDING COMPANY, L.L.C.	DE
Nassau Grove Enterprises, L.L.C.	DE
Natomas Central Neighborhood Housing, L.L.C.	CA
New Land Title Agency, L.L.C.	AZ
NORTH MANATEE, L.L.C.	DE
OLD CITY DELAWARE, L.L.C.	DE
OLD CITY DEVELOPMENT, INC.	DE
OLD CITY JOINT DEVELOPMENT, L.L.C.	PA
PADDOCKS, L.L.C.	MD
PARK TITLE COMPANY, LLC	TX
PI INVESTMENTS I, L.L.C.	DE
Pine Ayr, LLC	MD
PRESTON GRANDE HOMES, INC.	NC
PRESTON PARKER, L. P.	DE
RIDGEMORE UTILITY ASSOCIATES OF PENNSYLVANIA, L.L.C.	PA
Ridgemore Utility, L.L.C.	MD
RR HOUSTON DEVELOPERS, LLC	TX
RR HOUSTON DEVELOPMENT, L.P.	TX
RR HOUSTON INVESTMENT, L.P.	TX
RR HOUSTON INVESTORS, LLC	TX
SEABROOK ACCUMULATION CORPORATION	CA
STONEBROOK HOMES, INC.	CA
Terrapin Realty, L.L.C.	NJ
The Matzel & Mumford Organization, Inc	NJ
TOWN HOMES AT MONTGOMERY, L.L.C.	NJ
Washington Homes at Columbia Town Center, L.L.C.	MD
Washington Homes, Inc.	DE
Westminster Homes of Alabama, L.L.C.	AL
Westminster Homes of Mississippi, LLC	MS
Westminster Homes of Tennessee, Inc.	TN
WESTMINSTER HOMES, INC.	NC
WH LAND I, INC.	MD
WH PROPERTIES, INC.	MD
WH/PR Land Company, L.L.C.	DE
WHI-REPUBLIC, LLC	VA
WINDWARD HOME MORTGAGE, L.L.C.	DE
Woodland Lake Condominiums at Bowie New Town, L.L.C.	MD
WOODMORE RESIDENTIAL, L.L.C.	DE
WRIGHT FARM, LLC	VA
WTC VENTURES, L.L.C.	DE